Fixed Asset Purchase Agreement

     Medina International Holdings, Inc. ("Medina") and MGS Grand Sports, Inc. ("MGS") hereby entered into an agreement to transact the following on June 18, 2008 in California.

1. Medina hereby agrees to acquire Fixed Assets as listed in Exhibit A from MGS.

2. Medina will acquire the Name of the company Modena Sports Design, LLC. DBA Harbor Guard (HG), web sites and domain names of both companies by transferring to Medina.

3. In consideration for the above acquisition of fixed assets Medina will issue 5,500,000 shares of common stockof which 5,445,000 will be issued to MGS Grand Sports, Inc. and 55,000 shares to Mardikian Design.

4. Medina will link the Medina website and Medina Marine (MM) website to HGB website immediately upon signing this agreement

5. Sales commission agreement with existing agents will be renewed with Medina Marine, Inc. (wholly Owned Subsidiary of Medina) and Harbor Guard Boats separately. Sales commission will start accruing from the date of taking delivery of the assets and inventory.

6. HGB will hand over all the existing orders to Harbor Guard Boats new management team.

7. Medina will under take to produce and sell the customers from the date of this agreement with Mardikian's help & guidance.

8.   All previous sales liability will be the responsibility of Mardikian.

9.   New production by Medina is assumed from the time the agreement is signed.

10. Albert's new ideas will be estimated for approval by the Board of Medina. After the approval of the Board, capital expense will be allocated for Albert to work on the project

11. Right to use and exercise the License transferred by Mardikian to produce patented items under Medina include the following:

     a)   12' Rescue and Fire Rescue water craft design

     b)   15' Rescue and Fire Rescue water craft design

     c)   18' Rescue and Fire Rescue water craft design

     d)   20' Rescue and Fire Rescue water craft design

     e)   24' Rescue and Fire Rescue water craft design

     f)   26; Rescue and Fire Rescue water craft design

     g)   28' Rescue and Fire Rescue water craft design

     h)   30' Rescue and Fire Rescue water craft design

     i)   35' Rescue and Fire Rescue water craft design

     j)   22' Vortex

     k)   30' Modena 302

     l)   All Water Pump technology and designs.

     m)   Doors

     n)   MCD System

     o) New projects like Trash, Limousine, Taxi and all other marine related projects

     p) MM will also have the right to produce in any of the models mention above in any configuration, such as Police Model, Patrol Model,
          Military Model, Ballistic Model, etc....

12. Licensing Rights on Patents and Designs will be agreed upon under separate licensing agreement between Medina and Mardikian Designs. Medina will hold the License rights in its name.

13. Medina will have the right to sub License the Rights to products it produces to its subsidiaries and Associate companies by Albert Mardikian's approval.

14. Medina will enter into separate contract with Hull and Deck manufacturer which is done by Albert Mardikian.

15.  Assets list to include the following:

     Hand Tools, Power Tools, 4 Chopper Gel Coat Machine, Welders, A Frame, Boat dolly's, Boat hull stands, Fork Lifts.

16. Accounts payable representing the HG Inventory (raw material, parts, and work in progress) under this purchase agreement will be Medina responsibility. Payments on account of account payable will be paid to Albert Mardikian upon collection of money on boats completed and sold.

17. Rent of $6,500.00 will be paid monthly per lease agreement inclusive of all taxes etc.

18.  Medina  will  decide  the  economically   sensible  place  to  produce  all
     production.

19. Mardikian will provide all necessary help to make a smooth transition to Medina for expanding the business activity

20. Employment agreement will be drawn up separately with Albert Mardikian in par with Madhava Rao Mankal and Daniel Medina.

21. Medina will have the right to pay all its past debts from present and future Medina Marine boat sales.

22. All product liabilities of Harbor Guard Boats prior to this merger will be sole responsibility of Mardikian. Liability can be of any nature from product liability to debt to any thing. And the same applies to Medina Marine product liabilities.

23. Albert Mardikian will be appointed Chairman and CEO of Harbor Guard boats, Llc which is wholly owned by Medina

24. Albert will be appointed as Director of Medina International Holdings, Insofar a period of Three years

25. If Harbor Guard Boats books need to be audited, cost of the audit will be born by Medina.

                                 Signature Page

--------------------------  ---------------------------------------------
MGS Grand Sports, Inc.
2051 Placentia Ave., Costa Mesa, CA 92627


------------------------------------
Daniel Medina, President
Medina International Holdings, Inc.
255 S. Leland Norton Way,
San Bernardino, CA 92408

--------------------------------------------------------------------------------


-------------------------------------
Madhava Rao Mankal, CFO,
Medina International Holdings, Inc.
255 S. Leland Norton Way,
San Bernardino, CA 92408

                                    EXHIBIT A

                              Fixed Assets Schedule

              Description                                           Quantity
              -----------                                           --------

            Machinery
            ---------
1.       Komatsu FG 20 Fork Lift                                       1
2.       Fans Hi Volume                                                2
3.       Devolt Cutting Machine                                        1
4.       Stool to Work on Pumps                                        1
5.       Hydraulic Press                                               1
6.       Rotating Screw Bins                                           3
7.       Flat Sander                                                   1
8.       Drill Motor                                                   2
9.       A Frame Yellow 12' Duel Pick up                               1
10.      Power Vacuum                                                  2
11.      Rockwell Delta Cutting Machine Large                          1
12.      Ridge Cutting Machine                                         1
13.       Accetely Torch Set                                           1
14.      Engine Hoist 1 Ton                                            1
15.      Miller Mastics Welding Machine                                1
16.      Lifting Bolt Jacks                                            2
17.      Battery Charger                                               1
18.      A Frame Electric 14'                                          1
19.      Rockwell Delta Bench Saw                                      1
20.      Rockwell Horizontal Cutting Saw                               1
21.      Chopper                                                       2
22.      Resin Machine                                                 2
23.      Ladder Movable                                                2
24.      Trailer  30' Yellow                                           1
25.      Trailer Black                                                 1
26.      Trailer Pacific Galvanized                                    1
27.      Trailer at Sea Fab                                            1
28.      Saw Table                                                     1
29.      Dolly                                                         1
30.      Compressor RED  (Victor)                                      1
31.      Scale                                                         1
32.      Dolly at Sea Fab                                              2

            Tools
            -----
33.      Tools on the Rack                                             1
34.      Tools in Boxes                                                3
35.      Clamps for Gluing                                             200


         Office Equipment
         ----------------
36.      Cabinets                                                      2
37.      Time Card Machine                                             1
38.      Blue Printing Machine                                         1
39.      Tables                                                        3
40.      Desk                                                          1